Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated February 6, 2006

to

Prospectuses and Statements of Additional Information, dated April 30, 2005 or thereafter

This Supplement is intended to be distributed with prospectuses and statements of additional information for certain variable life insurance contracts issued by Lincoln Benefit Life Company.

The prospectuses and statements of additional information are revised as follows:

•	References to Scudder Variable Series II are deleted and replaced with DWS Variable Series II.

•	References to Scudder Investments VIT Funds are deleted and replaced with DWS Investments VIT Funds.

•	References to Scudder SVS II Total Return Portfolio - Class A are deleted and replaced with DWS Balanced VIP - Class A.

•	References to Scudder VIT Equity 500 Index Fund - Class A are deleted and replaced with DWS Equity 500 Index VIP - Class A.

•	References to Scudder VIT Small Cap Index Fund - Class A are deleted and replaced with DWS Small Cap Index VIP - Class A

•	References to Scudder Distributors, Inc. are deleted and replaced with DWS Scudder Distributors, Inc.

The investment objectives for the funds listed above have not changed.

Please retain this supplement together with your prospectus for future reference.